UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  _____________

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reportedly): April 16, 2007


                              OCEAN BIO-CHEM, INC.
               (Exact name of registrant as specified in charter)

         Florida                            0-11102               59-1564329
     (State or Other               (Commission File Number)    (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)

               4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314
                (Address of principal executive office Zip Code)

                                 (954) 587-6280
               Registrant's telephone number, including area code:

                                 Not Applicable
          (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement


     On April 16, 2007 the Company's Board of Directors adopted the 2007 Ocean Bio-Chem, Inc. Incentive Stock Option Plan. Such Plan covers a maximum of 400,000 options for the Company's underlying common stock. A copy of the Plan is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.


 Item 9.01  Financial Statements and Exhibits

     (c ) Exhibits- 99.1 Ocean Bio-Chem, Inc. Incentive Stock OPtion Plan






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 18, 2007
                                        Ocean Bio-Chem, Inc.

                                        /s/ Peter G. Dornau
                                        ----------------------------
                                        Peter G. Dornau
                                        Chairman of the Board and
                                        Chief Executive Officer

                                                                   Exhibit  99.1

                              OCEAN BIO-CHEM, INC.

                        2007 INCENTIVE STOCK OPTION PLAN

                            EFFECTIVE APRIL 16, 2007


                                   1. PURPOSE

     1.1 GENERAL. Ocean Bio-Chem, Inc., a Florida corporation (the "Company"), established this Incentive Stock Option Plan (the "Plan") to further the
Company's growth and development by providing to officers and other key employees who are in a position to contribute materially to the prosperity of the Company, through ownership of stock of the Company, an incentive to increase their interest in the Company's welfare, to continue their services and to afford a means through which the Company can attract to its service other employees of outstanding ability.

     1.2 COMPANY. For purposes of the Plan, the Company is deemed to include all wholly owned subsidiaries of the Company.

     1.3 TAX TREATMENT. The Plan is adopted with the intent that it be, and continue to be, an "incentive stock option plan" entitling the holders of options to the special tax treatment provided by Section 422 of the Internal Revenue Code of 1986 (the "Code").

                                2. ADMINISTRATION

     2.1 STOCK OPTION COMMITTEE. The Plan shall be administered by the Ocean Bio-Chem, Inc., Stock Option Plan Committee (the "Committee") which shall be composed of at least two Non-Employee directors of the Company. The Committee, to be appointed by the Board of Directors, shall have full and complete power and authority to do all things necessary and proper for the administration of the Plan, including the power to interpret and construe its terms and provisions and to determine, consistent with the terms of the Plan, the individuals selected to receive options, the times when they shall receive them, the number of shares to be subject to each option, and the option price.

     2.2 RULES AND REGULATIONS. The Committee, as it may deem advisable, may issue rules and regulations for the administration of the Plan. When so directed by the Committee, appropriate officers of the Company shall execute and deliver on behalf of the Company such options, agreements and other instruments as the Committee may determine necessary to the implementation of the Plan. The Committee may adopt and/or construe an appropriate form for any such options or agreements and instruments, which forms shall contain such provisions or conditions as the Committee deems necessary or advisable in carrying out the purposes of the Plan, provided, however, that no such provision or condition shall be inconsistent with the Plan.

     2.3 DEFECTS OR OMISSIONS. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or agreement in the manner and to the extent it shall deem expedient to carry it into effect, and to meet the requirements of Section 422 of the Code, and shall be the sole and final judge of such expediency. The Committee's determination shall be conclusive.


                          3. STOCK SUBJECT TO THE PLAN

     3.1 NUMBER OF SHARES. Shares of the Company's Common Stock, par value $.01 per share ("Common Stock") shall be subject to the Plan. The total number of shares of Common Stock which may be sold pursuant to options granted under the Plan ("Option" or "Options") shall not exceed 400,000 shares, adjusted as provided in Section 3.2. The shares of Common Stock sold under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company. Unless and until the Board of Directors shall determine to purchase shares in the market for the purpose of the Plan or to use treasury shares, the shares sold under the Plan shall be authorized and unissued shares reserved for that purpose. In the event that any Options granted under the Plan shall terminate or expire for any reason without having been exercised in full, the shares of Common Stock not purchased under those Options shall be available again for the purpose of the Plan.

     3.2 ADJUSTMENTS. Notwithstanding any other provision of the Plan, in the event of any change in any shares of the outstanding Common Stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, stock split, reverse stock split, combination or exchange of shares, or action of like nature, the aggregate number and class of shares as to which Options may be granted to any individual, the number and class of shares subject to each outstanding Option and the Option prices shall be appropriately adjusted in proportion to such increases or decreases by the Committee, whose determination shall be conclusive.

     3.2 REVERSION OF SHARES TO THE SHARE RESERVE. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan.

     3.3 SOURCE OF SHARES. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

                        4. ELIGIBILITY AND PARTICIPATION

     4.1 INCENTIVE STOCK OPTION $100,000 LIMITATION. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Option holder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-statutory Stock Options.

     4.2 OFFICERS AND CERTAIN EMPLOYEES. Options may be granted only to full-time salaried officers and key employees of the Company or any of its subsidiaries. Directors of the Company who are not also full-time salaried officers or employees of the Company will not be eligible to receive Options.

     4.2 TEN PERCENT SHAREHOLDER LIMITATION. If an Option is to be granted to an individual who, at the time the Option is granted, owns Common Stock possessing more than 10 percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary (as determined under Section 425(d) of the Code), the purchase price of the Common Stock under each Option ("Option Price") set out in the applicable portion of Article 5 hereof shall read "but shall be at least 110 percent of its Fair Market Value" and the period of exercise set out in the applicable portion of Article 6 hereof shall read "and ending not more than five (5) years after the date on which the option is granted".

                                    5. PRICE

     5.1 DETERMINATION. The Option Price shall be determined by the Committee, but shall not be less than 100 percent of its fair market value (as determined by Section 422 of the Code) ("Fair Market Value") at the time of granting of the Option, as determined in good faith by the Committee.

     5.2 PAYMENT. Upon exercise of the Option, the Option Price shall be paid in full with cash or with stock of the Company or with demand promissory notes bearing the rate of interest required by the Code, as amended from time to time, at the option of the Employee or Option holder may, at his option, in lieu of paying the Option Price upon exercise of the Option elect to instead receive a number of Option Shares computed using the following formula:

                                  X + Y(A - B)
                                        A

where: X = the number of Option Shares issuable to Option holder upon exercise under this Section 5; Y = the number of Option Shares issuable to Option holder upon exercise under Section 5 hereof; A = the Fair Market Value (as defined below) of one share of Common Stock as of the exercise date; and B = the Option Price.

     (b) As used in this Section 5, "Fair Market Value" of a share of Common Stock on any particular date shall mean: The closing price for the Company's Common Stock on the principal market for such Common Stock on the date preceding the exercise date (provided such notice and designation of exercise date must take place subsequent to the closing of the principal markets and prior to the opening of the principal market on the following day).


     5.3 USE OF PROCEEDS. The proceeds from the issuance of Common Stock subject to Options are to be added to the funds of the Company available for its general corporate purposes.

                              6. EXERCISE OF OPTION

     6.1 PERIOD OF EXERCISE. Each Option granted under the Plan shall be exercisable only during such period as the Committee may determine, beginning not less than one (1) year and ending not more than ten (10) years after the date on which the Option is granted ("Expiration Date"), except as such period may be modified under the provisions or Sections 8.1 and 9.1 hereof. Within such limits each Option shall provide, as determined by the Committee, the time or times at which and the number of shares for which it may be exercised. Unless otherwise provided in the Committee's action, each Option shall be exercisable in whole at any time, or in part from time to time, during the term of the Option. The holder of an Option shall have no rights as a shareholder with respect to shares subject to the Option until such shares shall have been issued to him upon exercise of the Option. An Option may be exercised during the lifetime of the holder thereof only by such holder, and, after the holder's death, as provided in Sections 9.1 and 9.2 hereof.

     6.2 CHANGE OF CONTROL. Provided however, in the event of a change in control of Company, each Option granted under this Plan shall be fully exercisable.

     6.3 SALE. An individual who has acquired Common Stock upon exercise of an Option may not sell, transfer or otherwise dispose of the Common Stock so acquired within two years from the date of the granting of the Option nor within one year after the transfer of the shares to the individual.

     6.4 VESTING GENERALLY. The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary. The provisions of this Section 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

                        7. NON-TRANSFERABILITY OF OPTIONS

     7.1 GENERAL. No Option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution.

                          8. TERMINATION OF EMPLOYMENT

     8.1 GENERAL. If employment of the holder of an Option is terminated for any reason, other than by death or disability, the holder's Option may be exercised only within three months from the date of such termination of employment, but in no event after the Expiration Date of the Option; provided, however, that if the holder is dismissed for cause, as to which the Committee shall be sole and exclusive judge, the Option shall expire immediately.

     9.1 DEATH WHILE EMPLOYED. If the holder of an Option dies while employed by the Company, the Option may be exercised by the personal representative of the Option holder, for a period of six (6) months from the date of death, but in no event after the Expiration Date of the Option.

     9.2 DEATH AFTER TERMINATION. If the holder of an Option dies within three months after termination of employment other than for cause, the Option may be exercised by the personal representative of the Option holder for a period of six (6) months from the date the Option holder's employment was terminated, but in no event after the Expiration Date of the Option.

     9.3 DISABILITY. If the holder of an Option becomes disabled within the meaning of Section 22(e)(3) of the Code, the Option may be exercised by the Option holder within one year after his becoming disabled, but in no event after the Expiration Date of the Option.

                          10. AMENDMENT AND TERMINATION

     10.1 TERM. Unless the Plan has been terminated as hereinafter provided, the Plan shall terminate on October 21, 2012, and no Option under it shall be granted thereafter. The Board of Directors of the Company at any time prior to that date may terminate the Plan.

     10.2 AMENDMENT. The Board of Directors may also amend the Plan by making such changes and additions to it as the Board shall deem advisable; provided, however, that except as provided in Section 3.2 hereof, the Board of Directors may not, without further approval by the Shareholders of the Company, increase the maximum number of shares as to which Options may be granted or exercised; and provided further, that any such change or addition does not affect the Plan's status under Section 422 of the Code. No termination or amendment of the Plan may, without the consent of the holder of an Option then existing, terminate his Option or materially and adversely affect his rights under the Option.

                               11. EFFECTIVE DATE

     11.1 SHAREHOLDER APPROVAL. The Plan shall become effective upon adoption by the Board of Directors of the Company, provided that it shall be approved by the vote of the holders of a majority of the shares of Common Stock of the Company outstanding and entitled to vote at a meeting of shareholders held within twelve
(12) months after the Plan is adopted by the Board of Directors.

                         12. TIME OF GRANTING OF OPTIONS

     12.1 FORMAL GRANTING. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or the shareholders of the Company shall constitute the granting of an Option hereunder. The granting of an Option pursuant to the Plan and the acquisition of any rights as an Option holder shall take place only when the Committee authorizes the issuance of an Option, and a formal written and executed Option agreement is executed by the holder of the Option.

     12.2 TEN YEAR LIMIT. Subject to the provisions of Article 10, Options may be granted under the Plan within ten (10) years from the date the Plan is adopted by the Board of Directors of the Company or the date the Plan is approved by the Shareholders, whichever is earlier.

                          13. MISCELLANEOUS PROVISIONS

     13.1 OPTION DATE. An Option shall have been deemed to have been granted on the date fixed in the resolution of the Committee authorizing the granting of such Option, provided such date shall not be prior to the date of the adoption of such resolution. If no date is fixed by such resolution, the Option shall be deemed to have been granted on the date of adoption of the resolution, provided that the agreement relating to the Option shall be executed and delivered within thirty (30) days therefrom; otherwise the Option shall be deemed to have been granted on the date of delivery of such agreement to the optionee.

     13.2 INDEMNIFICATION OF COMMITTEE. Without limiting any other rights of indemnification, the members of the Committee shall be indemnified by the Company against the reasonable expenses (including attorney's fees, judgments, fines, and amounts paid in settlement) actually incurred as a result of any action, suit or proceeding, or any appeal therein ("Claim"), to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, and against all amounts paid by them in settlement of such Claim, to the full extent permissible under Florida Law; provided that within sixty (60) days after institution of any such Claim, the Committee member involved offers the Company in writing the opportunity, at its Own expense, to handle and defend the same.

     13.3 JURISDICTION AND VENUE. This Agreement shall be governed by the laws of the state of Florida and any litigation with respect to this Agreement shall be in the state or Federal courts situated in Broward County, Florida.


                                                  _______________
                                                  Peter G. Dornau

                                                  ________________
                                                  Edward Anchel

                                                  ________________
                                                  James Kolisch

                                                  _________________
                                                  Laz L. Schneider

                                                  _________________
                                                  John B. Turner

                                                  ________________
                                                  Sonia B. Beard

                                                  _________________
                                                  William W. Dudman


                                                  _________________
                                                  Jeffrey S. Barocas

                                                  ________________
                                                  Gregor M. Dornau